UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 2, 2026

Joby Aviation, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware			001-39524	98-1548118
(State or Other Jurisdiction of Incorporation)			(Commission File Number)	(IRS Employer Identification No.)

333 ENCINAL STREET

SANTA CRUZ	,	California		95060
(Address of Principal Executive Offices)				(Zip Code)
Registrant’s Telephone Number, Including Area Code: 831 201-6700
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	JOBY	New York Stock Exchange
Warrants to purchase common stock	JOBY WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.
Dismissal of Independent Registered Public Accounting Firm
On March 2, 2026, the Audit Committee (the “Audit Committee”) of the Board of Directors of Joby Aviation, Inc. (the “Company”) approved the dismissal of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm, effective immediately. Deloitte was informed of this decision on March 3, 2026. The audit reports of Deloitte on the consolidated financial statements of the Company as of and for each of the fiscal years ended December 31, 2025 and 2024, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.
In connection with the audits of the Company’s consolidated financial statements for each of the fiscal years ended December 31, 2025 and 2024, and the subsequent interim period through March 2, 2026, there were no: (1) ‘disagreements’ (within the meaning of Item 304(a)(1)(iv) of Regulation S-K and related instructions) with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to Deloitte’s satisfaction would have caused Deloitte to make reference to the subject matter of the disagreement in connection with Deloitte’s opinion to the subject matter of the disagreement; or (2) ‘reportable events’ (as defined in Item 304(a)(1)(v) of Regulation S-K).
The Company provided Deloitte with a copy of the disclosure contained in this Current Report on Form 8-K and requested that Deloitte furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made herein. A copy of such letter from Deloitte is attached as Exhibit 16.1 and is incorporated herein by reference.
Engagement of New Independent Registered Public Accounting Firm
On March 2, 2026, the Audit Committee appointed PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2026, subject to the completion of PwC’s standard client acceptance procedures and execution of an engagement letter.
During the fiscal years ended December 31, 2025 and 2024 and the subsequent interim period through March 2, 2026, neither the Company nor anyone on its behalf has consulted with PwC regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that PwC concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions; or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.
Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Exhibit Description
16.1	Letter from Deloitte & Touche LLP to the Securities and Exchange Commission, dated March 6, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Joby Aviation, Inc.

Date:	March 6, 2026	By:	/s/ Rodrigo Brumana
		Name:	Rodrigo Brumana
		Title:	Chief Financial Officer